DREYFUS BASIC MONEY MARKET FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for Dreyfus BASIC Money Market Fund for the 12-month period ended February 28, 1998. Your Fund produced a yield of 5.27% and, after taking into account the effect of compounding, the effective yield was 5.40%.*
Economic Review
    Accumulating evidence indicates that the economy may have started a shift toward slower growth this winter. Unlike the late phases of other postwar business cycles, this year's shift to slower real economic growth is occurring in tandem with decelerating price inflation. Hence, growth in the nominal dollar economy (before adjusting for inflation), which determines overall corporate revenues, could slow considerably. Meanwhile, wage growth began to accelerate last fall. Slower revenue growth and rising costs have begun to squeeze profit margins in some sectors, although overall corporate profit growth has stayed positive. Earlier this year, the Federal Reserve Board (the "Fed") shifted to a neutral policy stance, abandoning last year's tightening bias. This stable policy has kept short-term rates steady, thwarting market expectations for a sustained drop in long-term rates.
    The shift to slower economic growth is not broad based. Rather, the available evidence shows that it predominantly affects manufacturers. This is indicated by falling export orders, sluggish capital goods orders, weak automobile production and a shorter manufacturing workweek. By contrast, strength in the service-producing sector persists unabated. While employment costs seem well controlled in the manufacturing sector, wages and benefits paid to service sector workers began to accelerate last fall. The picture emerging is of late-cycle inflation pressures developing for services in the domestic economy alongside deterioration in the traded goods economy.
    Overall corporate profits posted positive surprises throughout 1997. For manufacturers, profits were boosted by strong demand as well as higher productivity and lower unit labor costs. This year, many manufacturers face a deterioration of their gross revenues. For service sector companies, last year's profits were boosted by strong demand growth. This year, some service companies may enjoy a window of opportunity to raise prices, but the risk to profit growth is that power to counteract rising labor costs by raising prices may be diminished.
    The above hot and cold mix to slower economic growth has kept the Fed's policy neutral, at least for now. Although long-term bond yields are below levels of a year ago, substantially lower yields have proven difficult to attain in the absence of lower short-term rates.
    This kind of environment can foster a healthy economic outlook for the long run, but may be vulnerable to short-term surprises.
The Market Environment
    Money market rates have remained within a narrow trading range. With the Fed apparently content to leave the Federal Funds rate unchanged, market participants have watched two opposing economic forces-an Asian crisis-spurred slowdown versus wage inflation caused by tight labor markets-for clues as to future policy directives. To date, neither the trade-related slowdown due to the financial problems in Asia nor the traditional late business cycle inflation upturn has occurred. Until the effects of the competing economic currents become clear, short-term rates can be expected to remain in their narrow range.
    In March 1997, when the Fed raised short-term rates by a quarter point, the market began to expect a series of tightenings, and rates reflected those expectations. As the year progressed, the chief influences on rates continued to be labor market tightness and corporate productivity. As economic growth continued without rising inflation, the market began to speak of a "new paradigm": growth without inflation due to technological advances.

    In one speech, Fed Chairman Alan Greenspan appeared to support the validity of the new paradigm, only to clarify his position at a later date, saying that he was not an adherent to this new school of thought. As a result, interest rates at first fell, then rose as the Fed Chairman's position was clarified.
    Indeed, until the economic fallout in Asia, the money market was expecting a move by the Fed to raise interest rates. Given the current market environment, it is unclear what the next move by the Fed might be.
Portfolio Focus
    With so many cross-currents at work in the money market, we maintained longer maturities, a strategy which we feel has been beneficial to the Fund. Our focus is to maintain that posture as long as it corresponds with market conditions, while bearing in mind that a change in Fed policy or external conditions affecting the market could require a different approach. Of course, we will continue to monitor these market forces on a constant basis, alert for any changes in the prevailing environment.
                              Sincerely,

                      [Patricia A. Larkin signature logo]

                              Patricia A. Larkin
                              Senior Portfolio Manager
March 17, 1998
New York, N.Y.
* Effective yield is based on dividends declared daily and reinvested monthly.


DREYFUS BASIC MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS                                                                      FEBRUARY 28, 1998
                                                                                                    Principal
Negotiable Bank Certificates of Deposit-33.9%                                                        Amount         Value
                                                                                                   ____________  ____________
Abbey National Treasury Service (Yankee)
  5.70%-5.72%, 1/27/99-2/25/99..............................................                      $  65,000,000 $  65,000,000
ABN-AMRO Bank N.V.
  5.83%, 6/19/98............................................................                         25,000,000    25,001,832
Bankers Trust Co.
  6.01%, 8/28/98............................................................                         10,000,000    9,998,115
Bankers Trust Co. (Yankee)
  5.92%, 10/27/98...........................................................                         15,000,000    15,004,717
Bank of Tokyo-Mitsubishi (Yankee)
  5.70%, 4/14/98............................................................                         25,000,000    25,000,000
Barclays Bank PLC (Yankee)
  5.75%, 1/25/99............................................................                         25,000,000    25,000,000
Bayerische Landesbank (Yankee)
  5.87%, 7/17/98............................................................                         24,500,000    24,494,494
Credit Agricole Indosuez S.A. (Yankee)
  5.50%, 1/14/99............................................................                         30,000,000    30,000,000
Deutsche Bank AG (Yankee)
  5.61%, 2/26/99............................................................                         10,000,000    9,996,194
Dresdner Bank AG (Yankee)
  5.84%, 3/13/98............................................................                         25,000,000    25,000,270
Generale Bank (Yankee)
  5.92%, 7/17/98............................................................                         15,000,000    14,998,915
National Westminster Bank PLC (Yankee)
  6.00%-6.08%, 5/20/98-6/26/98..............................................                         63,500,000    63,499,352
Royal Bank of Canada
  5.61%, 2/23/99(a).........................................................                         50,000,000    49,968,969
Societe Generale (London)
  5.82%, 5/1/98.............................................................                         20,000,000    20,004,216
Societe Generale (Yankee)
  5.70%-5.76%, 3/3/98-4/28/98...............................................                         66,000,000    65,999,823
SwedBank (Yankee)
  5.70%, 7/28/98............................................................                         25,000,000    25,000,000
Swiss Bank Corp. (Yankee)
  5.75%-6.00%, 6/12/98-10/1/98..............................................                         50,700,000    50,710,246
Westdeutsche Landesbank Girozentrale (London)
  5.84%, 8/18/98............................................................                         15,000,000    15,005,223
Westdeutsche Landesbank Girozentrale (Yankee)
  5.69%, 1/25/99............................................................                         25,000,000    25,000,000
                                                                                                                 ____________
TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
  (cost $584,682,366).......................................................                                    $ 584,682,366
                                                                                                                =============

DREYFUS BASIC MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                          FEBRUARY 28, 1998
                                                                                                    Principal
Commercial Paper-29.0%                                                                               Amount         Value
                                                                                                   ____________  ____________
Bear Stearns Companies Inc.
  5.76%, 10/2/98............................................................                      $  25,000,000 $  24,175,833
BHF Finance (DE)
  5.55%, 3/13/98............................................................                         22,000,000    21,959,520
Den Norske Bank ASA
  5.54%, 5/18/98............................................................                         50,000,000    49,408,500
General Electric Capital Corp.
  5.53%, 4/15/98............................................................                         25,000,000    24,829,063
General Motors Acceptance Corp.
  5.75%-5.86%, 4/24/98-8/18/98..............................................                         70,000,000    68,500,633
Goldman Sachs Group L.P.
  5.81%, 5/8/98.............................................................                         7,000,000      6,925,294
Lehman Brothers Holdings Inc.
  5.97%, 3/13/98............................................................                         5,000,000      4,990,475
Merrill Lynch & Co. Inc.
  5.52%-5.74%, 4/20/98-7/28/98..............................................                         55,000,000    54,216,222
Nordbanken N.A. Inc.
  5.53%-5.71%, 3/16/98-5/6/98...............................................                         65,000,000    64,619,313
Spintab AB
  5.56%-5.85%, 4/14/98-6/26/98..............................................                         82,000,000    80,884,533
Svenska Handelsbanken Inc.
  5.69%, 3/16/98-3/27/98....................................................                         75,000,000    74,742,701
UBS Finance (De) Inc.
  5.68%, 3/2/98.............................................................                         25,000,000    24,996,055
                                                                                                                 ____________
TOTAL COMMERCIAL PAPER
  (cost $500,248,142).......................................................                                    $ 500,248,142
                                                                                                                =============
Corporate Notes-17.7%
Bear Stearns Companies Inc.
  5.68%, 7/10/98(a).........................................................                      $  25,000,000 $  25,000,000
CTN Trust Series 1
  5.61%, 9/2/98(a,b,c)......................................................                         50,000,000    50,088,016
Comerica Bank
  5.71%, 4/17/98(a).........................................................                         50,000,000    49,996,893
Heller Financial Inc.
  5.80%, 4/15/98(a).........................................................                         25,000,000    25,000,000
Lehman Brothers Holdings Inc.
  5.71%-5.80%, 1/13/99-3/22/99(a)...........................................                         70,000,000    70,000,000
Merrill Lynch & Co. Inc.
  5.71%, 1/11/99(a).........................................................                         25,000,000    25,000,000
Paine Webber Group Inc.
  5.88%, 7/13/98(a).........................................................                         10,000,000    10,020,609

DREYFUS BASIC MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                          FEBRUARY 28, 1998
                                                                                                    Principal
Corporate Notes (continued)                                                                          Amount          Value
                                                                                                   ____________  ____________
Salomon Brothers Inc.
  5.85%, 6/1/98(a)..........................................................                       $ 50,000,000  $ 50,000,000
                                                                                                                 ____________
TOTAL CORPORATE NOTES
  (cost $305,105,518).......................................................                                    $ 305,105,518
                                                                                                                =============
Promissory Notes-4.3%
Goldman Sachs Group L.P.
  5.80%-5.87%, 4/9/98-10/2/98(b,c)
  (cost $75,000,000)........................................................                       $ 75,000,000  $ 75,000,000
                                                                                                                =============
Short-Term Bank Notes-3.2%
Bayerische Landesbank Girozentrale
  5.56%, 8/14/98............................................................                       $ 25,000,000  $ 25,027,951
Lasalle National Bank
  5.90%, 7/17/98............................................................                         30,000,000    30,000,000
                                                                                                                 ____________
TOTAL SHORT-TERM BANK NOTES
  (cost $55,027,951)........................................................                                     $ 55,027,951
                                                                                                                =============
Time Deposits-10.5%
Berliner Handels-und Frankforter Bank (Grand Cayman)
  5.72%, 3/2/98.............................................................                       $ 40,000,000  $ 40,000,000
Chase Manhattan Bank (London)
  5.69%, 3/2/98.............................................................                         70,000,000    70,000,000
Fleet Bank of Massachusetts (Grand Cayman)
  5.50%, 3/2/98.............................................................                         70,270,000    70,270,000
                                                                                                                 ____________
TOTAL TIME DEPOSITS
  (cost $180,270,000).......................................................                                    $ 180,270,000
                                                                                                                =============
TOTAL INVESTMENTS
  (cost $1,700,333,977)...........................................             98.6%                           $1,700,333,977
                                                                              =====                             =============
CASH AND RECEIVABLES (NET)........................................              1.4%                           $   24,636,939
                                                                              =====                             =============
NET ASSETS........................................................            100.0%                           $1,724,970,916
                                                                              =====                             =============
Notes to Statement of Investments:
    (a)  Variable interest rate-subject to periodic change.
    (b)  Securities restricted as to public resale. These securities were acquired from 11/10/97-1/5/98 at a cost of $50,156,050 for CTN Trust
   Series I and $75,000,000 for Goldman Sachs Group L.P. At February 28,
   1998, the aggregate value of these securities is $125,088,016 representing approximately 7.3% of net assets and are valued at amortized cost.
    (c)  These notes were acquired for investment, not with the intent to distribute or sell.
SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS BASIC MONEY MARKET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                           FEBRUARY 28, 1998
                                                                                                Cost               Value
                                                                                           _______________    _______________
ASSETS:                          Investments in securities-See Statement of Investments     $1,700,333,977     $1,700,333,977
                                 Cash.......................................                                        5,946,135
                                 Interest receivable........................                                       20,055,024
                                                                                                              _______________
                                                                                                                1,726,335,136
                                                                                                              _______________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                        293,255
                                 Accrued expenses and other liabilities.....                                        1,070,965
                                                                                                              _______________
                                                                                                                    1,364,220
                                                                                                              _______________
NET ASSETS..................................................................                                   $1,724,970,916
                                                                                                              ===============
REPRESENTED BY:                  Paid-in capital............................                                   $1,725,288,005
                                 Accumulated undistributed investment income-net                                      248,851
                                 Accumulated net realized gain (loss) on investments                                 (565,940)
                                                                                                              _______________
NET ASSETS..................................................................                                   $1,724,970,916
                                                                                                              ===============
SHARES OUTSTANDING
(3 BILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED)...............                                    1,725,288,005
NET ASSET VALUE, offering and redemption price per share....................                                            $1.00
                                                                                                                        =====
STATEMENT OF OPERATIONS                                                            YEAR ENDED FEBRUARY 28, 1998
INVESTMENT INCOME
INCOME                           Interest Income............................                                     $101,200,714
EXPENSES:                        Management fee-Note 2(a)...................                     $    8,827,622
                                 Shareholder servicing costs-Note 2(b)......                          2,899,338
                                 Custodian fees.............................                            138,839
                                 Registration fees..........................                            113,763
                                 Professional fees..........................                             60,261
                                 Prospectus and shareholders' reports.......                             33,910
                                 Directors' fees and expenses-Note 2(c).....                             25,003
                                 Miscellaneous..............................                             32,590
                                                                                                  _____________
                                       Total Expenses.......................                         12,131,326
                                 Less-reduction in management fee due to
                                     undertaking-Note 2(a)..................                         (4,160,978)
                                                                                                  _____________
                                       Net Expenses.........................                                         7,970,348
                                                                                                                _____________
INVESTMENT INCOME-NET.......................................................                                       93,230,366
NET REALIZED GAIN (LOSS) ON INVESTMENTS-Note 1(b)...........................                                          (74,821)
                                                                                                                _____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                    $  93,155,545
                                                                                                                =============
SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS BASIC MONEY MARKET FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                      Year Ended                Year Ended
                                                                                   February 28, 1998         February 28, 1997
                                                                                   _________________        _________________
OPERATIONS:
  Investment income-net.................................................           $     93,230,366          $     98,308,888
  Net realized gain (loss) on investments...............................                    (74,821)                 (143,799)
                                                                                    _______________           _______________
    Net Increase (Decrease) in Net Assets Resulting from Operations.....                 93,155,545                98,165,089
                                                                                    _______________           _______________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net.................................................                (92,981,515)              (98,308,888)
                                                                                    _______________           _______________
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold.........................................              2,048,718,827             1,753,786,198
  Dividends reinvested..................................................                 87,421,489                92,292,687
  Cost of shares redeemed...............................................             (2,205,335,475)           (2,150,235,405)
                                                                                    _______________           _______________
    Increase (Decrease) in Net Assets from Capital Stock Transactions...                (69,195,159)             (304,156,520)
                                                                                    _______________           _______________
      Total Increase (Decrease) in Net Assets...........................                (69,021,129)             (304,300,319)
NET ASSETS:
  Beginning of Period...................................................              1,793,992,045             2,098,292,364
                                                                                    _______________           _______________
  End of Period.........................................................             $1,724,970,916           $1,793,992,045
                                                                                    ===============           ===============
UNDISTRIBUTED INVESTMENT INCOME-NET.....................................             $      248,851                 ----
                                                                                    _______________           _______________
SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS BASIC MONEY MARKET FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has beeen derived from the Fund's financial statements.


                                                                         Fical Year Ended February,

                                                               ______________________________________________________
PER SHARE DATA:                                                  1998        1997        1996        1995        1994
                                                               ______      ______      ______      ______      ______
    Net asset value, beginning of period.........             $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                               ______      ______      ______      ______      ______
    Investment Operations:
    Investment income-net........................                .053        .051        .058        .046        .033
                                                               ______      ______      ______      ______      ______
    Distributions:
    Dividends from investment income-net.........               (.053)      (.051)      (.058)      (.046)      (.033)
                                                               ______      ______      ______      ______      ______
    Net asset value, end of period...............            $  1.00      $  1.00    $  1.00      $  1.00    $  1.00
                                                               ======      ======      ======      ======      ======
TOTAL INVESTMENT RETURN..........................                5.38%       5.19%        5.97%      4.73%        3.40%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......        .        .45%        .45%        .31%        .18%        .10%
    Ratio of net investment income to average net assets         5.28%       5.08%        5.82%      4.70%       3.33%
    Decrease reflected in above expense ratios due to
      undertakings by the Manager................                 .24%        .23%        .31%        .46%        .55%
    Net Assets, end of period (000's Omitted)....          $1,724,971  $1,793,992  $2,098,292  $1,623,242  $1,217,032
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus BASIC Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    On March 2, 1998, the Fund declared a cash dividend of approximately $.0001 per share from undistributed investment income-net which includes investment income-net for Saturday, February 28, 1998.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $566,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to February 28, 1998. If not applied, $90,000 of the carryover expires in fiscal 2002, $126,000 expires in fiscal 2003, $57,000 expires in fiscal 2004, $209,000 expires in fiscal 2005 and $84,000 expires in fiscal 2006.
    At February 28, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS BASIC MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of
 .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $4,160,978 during the period ended February 28, 1998.
    (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 1998, the Fund was charged $2,424,082 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended February 28, 1998, the Fund was charged $289,873 pursuant to the transfer agency agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


DREYFUS BASIC MONEY MARKET FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Directors
Dreyfus BASIC Money Market Fund, Inc.
    We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC Money Market Fund, Inc., including the statement of investments, as of February 28, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Money Market Fund, Inc. at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.



New York, New York
March 31, 1998

Registration Mark
[Dreyfus lion "d" logo]
DREYFUS BASIC
MONEY MARKET FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            123AR982
BASIC
Money Market
Fund, Inc.
Annual Report
February 28, 1998
Registration Mark
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